UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 5, 2011
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities
Item 9.01	Financial Statements and Exhibits
Signature

Item 1.01	Entry into a Material Definitive Agreement.

On July 5, 2011, Cinedigm Digital Cinema Corp. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with certain investors party thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors an aggregate of 4,338,750 shares (the “Shares”) of Class A Common Stock, par value $.001 per share (the “Common Stock”), for an aggregate purchase price in cash of  $6,942,000, priced at $1.60 per share. The sale was consummated on July 7, 2011.  The proceeds of the sale of the Shares will be used for working capital and general corporate purposes. The Company also entered into a Registration Rights Agreement with the Purchaser (the “Registration Rights Agreement“) pursuant to which the Company agreed to register the resale of the Shares from time to time in accordance with the terms of the Registration Rights Agreement.

One of the Investors through affiliated entities, Federated Investors, Inc., was a holder of over 5% of the outstanding Common Stock prior to the sale of the Shares. Federated Investors, Inc. purchased 1,250,000 Shares for an aggregate purchase price of $2,000,000.

On July 6, 2011, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to such agreements, which are filed herewith as Exhibit 10.1 an Exhibit 10.2.

Item 3.02	Unregistered Sales of Equity Securities.

On July 7, 2011, the Company issued and sold 4,338,750 Shares pursuant to the Purchase Agreement. The full description of such sale under Item 1.01 above is incorporated by reference herein.  The Shares were issued in reliance upon applicable exemptions from registration under Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Common Stock Purchase Agreement among Cinedigm Digital Cinema Corp. and the Investors party thereto dated July 5, 2011.

10.2	Registration Rights Agreement among Cinedigm Digital Cinema Corp. and the Investors party thereto dated July 7, 2011.

99.1	Press Release dated July 6, 2011.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of  July 7, 2011

By:	/s/ Adam M. Mizel
Name:	Adam M. Mizel
Title:	Chief Financial Officer & Chief Strategy Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Common Stock Purchase Agreement among Cinedigm Digital Cinema Corp. and the Investors party thereto dated July 5, 2011.

10.2	Registration Rights Agreement among Cinedigm Digital Cinema Corp. and the Investors party thereto dated July 7, 2011.

99.1	Press Release dated July 6, 2011.